Exhibit 3.185

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:35 PM 12/07/2012
FILED 02:13 PM 12/07/2012
SRV 121310393 - 5162223 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.                                      Name of Limited Liability Company: NRG Backup Generation Services LLC

2.                                      The Certificate of Formation of the limited liability company is hereby amended as follows:

1. The name of the Limited Liability Company is: NRG Reliability Solutions LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 7th day of December, A.D. 2012.

By:	/s/ Chrisoula Manoussakis
Authorized Person(s)

Name:	Chrisoula Manoussakis
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:51 PM 09/20/2012
FILED 06:22 PM 09/20/2012
SRV 121052374 - 5162223 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.                                      Name of Limited Liability Company: Energy Alternatives Leasing, LLC

2.                                      The Certificate of Formation of the limited liability company is hereby amended as follows:

NRG Backup Generation Services LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 20th day of September, A.D. 2012.

By:	/s/ Lynne Przychodzki
Authorized Person(s)

Name:	Lynne Przychodzki
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:20 PM 05/30/2012
FILED 08:03 PM 05/30/2012
SRV 120667920 - 5162223 FILE

CERTIFICATE OF FORMATION

OF

ENERGY ALTERNATIVES LEASING, LLC

The undersigned, being of full age, for the purpose of organizing a limited liability company under the Delaware Limited Liability Company Act, Title 6, Chapter 18 of the Delaware Laws Annotated, and acts amendatory thereto, does hereby adopt, sign and execute the following Certificate of Formation.

ARTICLE I

Name

The name of the limited liability company is “Energy Alternatives Leasing, LLC”.

ARTICLE II

Registered Office/Agent

The name and address of Energy Alternatives Leasing, LLC’s registered agent in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

IN WITNESS WHEREOF, I have set my hand this 30th day of May, 2012.

/s/ Catherine L. Sjoberg
Catherine L. Sjoberg, Authorized Person